EXHIBIT 99.1

AUDITED CONSOLIDATED FINANCIAL STATEMENTS FOR KIRK PHARMACEUTICALS, LLC AND AFFILIATE


                     KIRK PHARMACEUTICALS, LLC AND AFFILIATE

                        CONSOLIDATED FINANCIAL STATEMENTS
                          AND SUPPLEMENTARY INFORMATION

                        TEN MONTHS ENDED OCTOBER 31, 2005


                                    CONTENTS

                                                                           PAGE
                                                                           ----

INDEPENDENT AUDITORS'  REPORT                                                1

CONSOLIDATED  BALANCE SHEET                                                  2

CONSOLIDATED  STATEMENT OF OPERATIONS
 AND MEMBERS' EQUITY                                                         3

CONSOLIDATED STATEMENT OF CASH FLOW                                          4

NOTES TO CONSOLIDATED  FINANCIAL STATEMENTS                               5 - 11

SUPPLEMENTARY INFORMATION:

 INDEPENDENT AUDITORS' REPORT ON
  SUPPLEMENTARY INFORMATION                                                 12

 CONSOLIDATED SUPPORTING SCHEDULES:
  COST OF GOODS SOLD                                                        13
  MANUFACTURING OVERHEAD                                                    13
  SELLING EXPENSES                                                          14
  GENERAL AND ADMINISTRATIVE EXPENSES                                       14

 CONSOLIDATING BALANCE SHEETS                                               15

 CONSOLIDATING STATEMENTS OF OPERATIONS
  AND MEMBERS' EQUITY (DEFICIT)                                             16

 CONSOLIDATING SUPPORTING SCHEDULES
  COST OF GOODS SOLD                                                        17
  MANUFACTURING OVERHEAD                                                    17
  SELLING EXPENSES                                                          18
  GENERAL AND ADMINISTRATIVE EXPENSES                                       18

 EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION
  AND AMORTIZATION (EBITDA)                                                 19

                     KIRK PHARMACEUTICALS, LLC AND AFFILIATE

                        CONSOLIDATED FINANCIAL STATEMENTS

                        TEN MONTHS ENDED OCTOBER 31, 2005



                                    CONTENTS



                                                                           PAGE
                                                                           ----

INDEPENDENT AUDITORS'  REPORT                                                1


CONSOLIDATED  BALANCE SHEET                                                  2


CONSOLIDATED  STATEMENT OF OPERATIONS
 AND MEMBERS' EQUITY                                                         3


CONSOLIDATED STATEMENT OF CASH FLOW                                          4


NOTES TO CONSOLIDATED  FINANCIAL STATEMENTS                               5 - 11

                          INDEPENDENT AUDITORS' REPORT




TO THE MEMBERS OF
KIRK PHARMACEUTICALS, LLC AND ANDAPHARM, LLC
FORT LAUDERDALE, FLORIDA


We have audited the accompanying consolidated balance sheet of Kirk Pharmaceuticals, LLC and Affiliate as of October 31, 2005 and the related consolidated statements of operations, members' equity and cash flows for the ten months then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Kirk Pharmaceuticals, LLC and Affiliate, as of October 31, 2005, and the results of their operations and their cash flows for the ten months then ended, in conformity with accounting principles generally accepted in the United States of America.



                                        CERTIFIED PUBLIC ACCOUNTANTS

New York, New York
January 15, 2006

                     KIRK PHARMACEUTICALS, LLC AND AFFILIATE

                           CONSOLIDATED BALANCE SHEET

                                OCTOBER 31, 2005



                                     ASSETS

CURRENT ASSETS:
  Cash                                                                $  443,757
  Accounts receivable, net of allowance for doubtful
    accounts of $10,000                                                1,414,202
  Inventory                                                            3,001,324
  Prepaid expenses and other current assets                               60,765
                                                                      ----------
      Total current assets                                             4,920,048

PROPERTY AND EQUIPMENT                                                 1,304,040

SECURITY DEPOSITS                                                         32,710
                                                                      ----------

                                                                      $6,256,798
                                                                      ==========

                         LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                                                    $2,940,310
  Accrued expenses and other current liabilities                         353,561
  Line of credit payable                                                 246,135
  Current portion of long-term debt                                       23,171
  Current portion of capital lease obligations                            27,720
  Loans payable - members                                              1,692,694
                                                                      ----------
      Total current liabilities                                        5,283,591

LONG-TERM DEBT, LESS CURRENT PORTION                                     106,337

CAPITAL LEASE OBLIGATIONS, LESS CURRENT PORTION                          123,838

COMMITMENTS AND CONTINGENCIES

MEMBERS' EQUITY                                                          743,032
                                                                      ----------

                                                                      $6,256,798
                                                                      ==========




              The accompanying notes are an integral part of these
                       consolidated financial statements.

                     KIRK PHARMACEUTICALS, LLC AND AFFILIATE

            CONSOLIDATED STATEMENT OF OPERATIONS AND MEMBERS' EQUITY

                        TEN MONTHS ENDED OCTOBER 31, 2005



NET SALES                                                          $ 11,092,871

COST OF GOODS SOLD                                                    8,333,226
                                                                   ------------

GROSS PROFIT                                                          2,759,645
                                                                   ------------

OPERATING EXPENSES:
  Selling                                                               315,182
  General and administrative                                          1,535,075
  Research and development                                            1,181,804
                                                                   ------------
                                                                      3,032,061
                                                                   ------------

LOSS FROM  OPERATIONS                                                  (272,416)
                                                                   ------------

OTHER INCOME (EXPENSES):
  Interest income                                                        87,206
  Interest expense                                                     (181,609)
  Loss on sale of fixed assets                                             (120)
                                                                   ------------
                                                                        (94,523)
                                                                   ------------

NET LOSS                                                               (366,939)

MEMBERS' EQUITY - beginning of period                                 1,314,592

DISTRIBUTIONS TO MEMBERS                                               (204,621)
                                                                   ------------
MEMBERS' EQUITY - end of period                                    $    743,032
                                                                   ============




              The accompanying notes are an integral part of these
                       consolidated financial statements.

                     KIRK PHARMACEUTICALS, LLC AND AFFILIATE

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                        TEN MONTHS ENDED OCTOBER 31, 2005




CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss                                                         $  (366,939)
   Adjustments to reconcile net loss to net
      cash provided by operating activities:
         Depreciation and amortization                                  153,536
         Accrued interest - member loans                                 77,073
         Deferred compensation                                           57,000
      Changes in assets and liabilities:
         Accounts receivable                                            (27,571)
         Inventory                                                   (1,392,508)
         Prepaid expenses and other current assets                      (16,858)
         Security deposits                                                1,190
         Accounts payable and accrued expenses                        1,792,616
                                                                    -----------

NET CASH PROVIDED BY OPERATING ACTIVITIES                               277,539
                                                                    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of property and equipment                                  (70,587)
                                                                    -----------

NET CASH USED IN INVESTING ACTIVITIES                                   (70,587)
                                                                    -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Net borrowings under line of credit                                  246,135
   Repayment of equipment notes and capital leases                       (4,743)
   Loan from member                                                      86,438
   Distributions to members                                            (204,621)
                                                                    -----------

NET CASH PROVIDED BY  FINANCING ACTIVITIES                              123,209
                                                                    -----------

NET CHANGE IN CASH                                                      330,161

CASH - beginning of period                                              113,596
                                                                    -----------

CASH - end of period                                                $   443,757
                                                                    ===========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the period for:
   Interest                                                         $   181,609
                                                                    ===========

NON-CASH INVESTING AND FINANCING ACTIVITIES:
   Purchases of property and equipment for debt                     $   285,809
                                                                    ===========




              The accompanying notes are an integral part of these
                       consolidated financial statements.

                     KIRK PHARMACEUTICALS, LLC AND AFFILIATE

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                OCTOBER 31, 2005




NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BUSINESS

     Kirk Pharmaceuticals, LLC ("Kirk") was formed on May 7, 2002 in the State of Florida. Kirk manufactures, tests and packages name brand equivalent over the counter, Drug Enforcement Agency ("DEA") and Food and Drug Administration ("FDA") approved medications.

     Andapharm, LLC ("Andapharm") was formed on May 12, 2004 in the State of Florida. Andapharm was formed to manufacture prescription pharmaceuticals. Andapharm and Kirk are affiliated through common ownership.

     CONCENTRATIONS OF CREDIT RISK

     The Company places its cash balances with high quality financial institutions. At times, such balances may be in the excess of the FDIC insurance limit. The Company has not experienced any losses on such accounts and management believes that there is little risk of loss.

     Accounts receivable are reported net of an allowance for doubtful accounts. The allowance is based on management's estimate of the amount of receivables that will be actually collected. Management performs on-going credit evaluations of its customers and provides an allowance based on credit history and worthiness of its customers. Receivables are written off when deemed uncollectible.

     PRINCIPLES OF CONSOLIDATION

     The consolidated financial statements include the accounts of Kirk and Andapharm, collectively referred to as the "Company." All significant intercompany transactions have been eliminated in consolidation.

     REVENUE RECOGNITION

     The Company recognizes revenue upon shipment of product.

     INVENTORY

     Inventories are stated at the lower of cost (first-in, first-out method) or market.

                     KIRK PHARMACEUTICALS, LLC AND AFFILIATE

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                OCTOBER 31, 2005




NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     PROPERTY AND EQUIPMENT

     Property and equipment is stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets which range from three to ten years. Maintenance and repairs are charged to expense as incurred.

     Improvements to leased premises are amortized over the lesser of their estimated useful lives or the remaining lease terms.

     Upon retirement or other disposition of assets, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized.

     INCOME TAXES

     The Company is treated as a partnership for federal and state income tax purposes. Taxable income or loss and tax credits of the Company flow through to the members. Accordingly, no provision for income taxes is required.

     IMPAIRMENT OF LONG-LIVED ASSETS

     The Company evaluates the recoverability of long-lived assets whenever events or changes in circumstances indicate that their carrying amounts may not be recoverable. Impairments of the value of long-lived assets are recognized as they are determined by the analysis of the recoverability of the investment in the asset.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from these estimates. Significant estimates made by management include allowances for accounts receivable and estimated useful lives of property and equipment.

                     KIRK PHARMACEUTICALS, LLC AND AFFILIATE

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                OCTOBER 31, 2005




NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     RESEARCH AND DEVELOPMENT

     Research and development costs are expensed as incurred.

     VARIABLE INTEREST ENTITIES

     The Company has adopted the provisions of Financial Accounting Standards Board Interpretation No. 46, "Consolidation of Variable Interest Entities," (FIN46). FIN46 requires identification of the Company's participation in variable interest entities (VIE's), which generally are entities with a level of invested equity that is not sufficient to fund future activities to permit them to operate on a stand-alone basis, or certain special-purpose entities. FIN46 requires consolidation of existing non controlled affiliates if the affiliate is unable to finance its operations without investor support.

     Kirk has identified Andapharm as a VIE. Andapharm was formed to manufacture prescription pharmaceuticals. Since inception, Kirk has made advances totaling $1,993,050 to Andapharm to assist with normal start-up expenses, including research and development costs, and manufacturing expenses. Andapharm had assets and liabilities totaling $863,054 and $2,079,488, as of October 31, 2005, respectively. The related inter-company receivable and payable have been eliminated in consolidation.

NOTE 2 - INVENTORY

     Inventories at October 31, 2005, consist of the following:

         Raw materials                  $  488,912
         Work-in-process                 2,072,204
         Finished goods                    440,208
                                        ----------
                                        $3,001,324

                     KIRK PHARMACEUTICALS, LLC AND AFFILIATE

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                OCTOBER 31, 2005




NOTE 3 - PROPERTY AND EQUIPMENT

     Property and equipment at October 31, 2005, consists of the following:

         Leasehold improvements                  $  343,073
         Machinery and equipment                  1,226,834
         Office equipment                            66,313
         Vehicles                                    67,890
         Software                                    43,324
                                                 ----------
                                                  1,747,434
         Less: Accumulated depreciation            (443,394)
                                                 ----------
                                                 $1,304,040

NOTE 4 - LINE OF CREDIT PAYABLE

     On March 24, 2005, the Company entered into a one year loan and security agreement with a financial institution. The agreement provides for a revolving line of credit in the amount of $250,000. Interest is charged at the financial institution's index rate plus 1.5% per annum, which amounted to 8.25% as of October 31, 2005. The financial institution has been granted a security interest in substantially all of the Company's asssets, including accounts receivable and inventory.

     Interest expense totaled $10,382 for the ten months ended October 31, 2005.

NOTE 5 - LONG-TERM DEBT

     At October 31, 2005, long-term debt consisted of the following:

         Two installment notes, payable monthly
         including interest at 8%, both maturing
         in November 2010, secured by equipment        $129,508
         Less: Current portion                           23,171
                                                       --------
                                                       $106,337

                     KIRK PHARMACEUTICALS, LLC AND AFFILIATE

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                OCTOBER 31, 2005




NOTE 5 - LONG-TERM DEBT (CONTINUED)

     Future principal payments required to be made on long-term debt as of October 31, 2005 are as follows:

                TWELVE MONTHS
             ENDING OCTOBER 31,
             ------------------

                    2006                         $ 23,171
                    2007                           25,083
                    2008                           27,150
                    2009                           29,390
                    2010                           22,013
                 Thereafter                         2,701
                                                 --------
                                                 $129,508
                                                 ========

     Interest expense totaled $2,262 for the ten months ended October 31, 2005.

NOTE 6 - CAPITAL LEASE OBLIGATIONS

     Minimum future lease payments under capitalized leases at October 31, 2005 are as follows:

                TWELVE MONTHS
             ENDING OCTOBER 31,
             ------------------

                    2006                         $ 40,308
                    2007                           40,308
                    2008                           40,308
                    2009                           40,308
                    2010                           24,945
                                                 --------
     Total minimum lease payments                 186,177
     Less: Interest                                34,619
                                                 --------
     Present value of minimum lease payments     $151,558
                                                 ========

     The capitalized leases have effective interest rates ranging from 8% through 12.5%, per annum. Interest expense totaled $5,601 for the ten months ended October 31, 2005.

                     KIRK PHARMACEUTICALS, LLC AND AFFILIATE

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                OCTOBER 31, 2005




NOTE 7 - LOANS PAYABLE - MEMBERS

     Members loans totaling $1,692,694 at October 31, 2005, are unsecured and due on demand. Interest is charged at 6% per annum.

     Interest expense on these loans amounted to $77,163 for the ten months ended October 31, 2005.

NOTE 8 - COMMITMENTS AND CONTINGENCIES

     REGULATION

     The Company is required to obtain certain licenses in connection with the manufacture of their products. These licenses require compliance with certain licensing stipulations, as well as other regulations in accordance with the FDA, DEA and other regulating bodies' rules and regulations. If the Company were to be out of compliance with any of these rules or regulations, there could be a material adverse effect on the Company's operations, which could have an adverse effect on the Company's financial statements.

     OPERATING LEASES

     The Company leases space under noncancellable leases with various maturity dates through December 31, 2007. In addition to base rent, the leases also require payments for certain real estate taxes and operating costs.

     Minimum annual rentals, exclusive of real estate taxes and other costs, are as follows:

                TWELVE MONTHS
             ENDING OCTOBER 31,
             ------------------

                    2006                         $332,898
                    2007                          298,020
                    2008                           49,990
                                                 --------
                                                 $680,908
                                                 ========

     Rent expense amounted to $385,633 for the ten months ended October 31, 2005.

                     KIRK PHARMACEUTICALS, LLC AND AFFILIATE

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                OCTOBER 31, 2005




NOTE 9 - ECONOMIC DEPENDENCE

     MAJOR CUSTOMERS

     For the ten months ended October 31, 2005, two customers accounted for approximately 69% of the Company's sales. The percentages by customer are as follows:

                      Customer A                        41.4%
                      Customer B                        27.7%
                                                        -----
                                                        69.1%
                                                        =====

     As of October 31, 2005, two customers accounted for approximately 45% of the Company's accounts receivable.

     MAJOR VENDORS

     For the ten months ended October 31, 2005, three vendors accounted for approximately 65% of the Company's purchases. The percentages by vendor are as follows:

                      Vendor A                          41.2%
                      Vendor B                          12.6%
                      Vendor C                          10.8%
                                                        -----
                                                        64.6%
                                                        =====

     As of October 31, 2005, one vendor accounted for approximately 32% of the Company's accounts payable.

NOTE 10 - PURCHASE AGREEMENT

     On July 18, 2005, the Company's members entered into a "Purchase Agreement" with Bionutrics, Inc. to sell the Company for $12,000,000 in cash and a promissory note. Bionutrics, Inc. and its affiliates ("Bionutrics") is a publicly traded specialty pharmaceutical company engaged in the development, manufacturing and commercialization of oral controlled-release generic drugs and improved formulations of previously approved drugs. The Company is currently awaiting approval of the sale from the Drug Enforcement Agency ("DEA").

                         INDEPENDENT AUDITORS' REPORT ON
                            SUPPLEMENTARY INFORMATION



TO THE MEMBERS OF
KIRK PHARMACEUTICALS, LLC AND ANDAPHARM, LLC
FORT LAUDERDALE, FLORIDA


Our report on the audit of the basic consolidated financial statements of Kirk Pharmaceuticals, LLC and Affiliate as of October 31, 2005 and for the ten months then ended appears on page 1. As stated in our report, the audit was conducted for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The supplementary information on pages 13 through 19 is not a required part of the basic financial statements and is presented for purposes of additional analysis. Such information has been subjected to the auditing procedures applied to the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to such basic financial statements taken as a whole.




                                        CERTIFIED PUBLIC ACCOUNTANTS


New York, New York
January 15, 2006

                     KIRK PHARMACEUTICALS, LLC AND AFFILIATE

                            SUPPLEMENTARY INFORMATION

                        CONSOLIDATED SUPPORTING SCHEDULES

                        TEN MONTHS ENDED OCTOBER 31, 2005




COST OF GOODS SOLD

  Beginning inventory                                                $ 1,608,816
                                                                     -----------

  Manufacturing costs:
    Purchases                                                          5,734,134
    Direct labor                                                       1,043,540
    Manufacturing overhead                                             2,948,060
                                                                     -----------
                                                                       9,725,734
                                                                     -----------

  COST OF GOODS AVAILABLE FOR SALE                                    11,334,550

  Less: Ending inventory                                               3,001,324
                                                                     -----------

  COST OF GOODS SOLD                                                 $ 8,333,226
                                                                     ===========


MANUFACTURING OVERHEAD

    Salaries                                                         $   626,028
    Factory supplies                                                      98,347
    Lab testing supplies                                                 123,340
    Outsourced manufacturing                                             637,407
    Freight                                                              194,400
    Printed materials                                                    450,931
    Packaging supplies                                                    96,418
    Rent                                                                 282,261
    Insurance                                                            116,570
    Depreciation and amortization                                        119,079
    Repairs and maintenance                                               67,014
    Utilities                                                             63,589
    Uniforms                                                              24,558
    Waste                                                                 48,118
                                                                     -----------

                                                                     $ 2,948,060
                                                                     ===========




         See independent auditors' report on supplementary information.

                     KIRK PHARMACEUTICALS, LLC AND AFFILIATE

                            SUPPLEMENTARY INFORMATION

                        CONSOLIDATED SUPPORTING SCHEDULES

                        TEN MONTHS ENDED OCTOBER 31, 2005




SELLING EXPENSES

   Salaries                                                           $   57,229
   Sales commissions                                                      47,281
   Travel                                                                 64,486
   Meals and entertainment                                                25,994
   Automobiles                                                             8,318
   Postage and delivery                                                   59,186
   Promotions and trade shows                                             19,232
   Gift expense                                                           20,168
   Advertising                                                            13,288
                                                                      ----------

                                                                      $  315,182
                                                                      ==========

GENERAL AND ADMINISTRATIVE EXPENSES

   Salaries                                                           $  748,217
   Payroll services                                                        6,517
   Rent                                                                   57,305
   Lease expenses                                                         11,616
   Utilities                                                              17,648
   Insurance                                                              85,105
   Alarm services                                                         11,134
   Office expenses                                                       133,827
   Telephone                                                              45,661
   Legal fees                                                             47,906
   Accounting fees                                                       116,579
   Consulting fees                                                        58,434
   Provision for doubtful accounts                                         5,904
   Information technology                                                  7,858
   Depreciation and amortization                                          15,357
   Charitable donations                                                    2,000
   Miscellaneous                                                          19,326
   Finance charges                                                         4,107
   Credit card fees                                                       63,301
   Office supplies                                                        39,866
   Dues and subscriptions                                                 22,468
   Licenses and registration                                               4,115
   Employee screening/training                                             6,291
   Temporary help                                                          4,533
                                                                      ----------

                                                                      $1,535,075
                                                                      ==========




         See independent auditors' report on supplementary information.

                     KIRK PHARMACEUTICALS, LLC AND AFFILIATE

                          CONSOLIDATING BALANCE SHEETS

                                OCTOBER 31, 2005


                                                                                                        KIRK
                                                          CONSOLIDATED         ELIMINATIONS     PHARMACEUTICALS, LLC  ANDAPHARM, LLC
                                                      -------------------  -------------------  --------------------  --------------

                        ASSETS

CURRENT ASSETS:
   Cash                                                   $   443,757          $        --          $   441,100         $     2,657
   Accounts receivable, net of allowance for
      doubtful accounts of $10,000                          1,414,202                   --            1,414,202                  --
   Inventory                                                3,001,324                   --            2,423,973             577,351
   Prepaid expenses and other current assets                   60,765           (1,993,050)           2,053,815                  --
                                                          -----------          -----------          -----------         -----------
          Total current assets                              4,920,048           (1,993,050)           6,333,090             580,008

PROPERTY AND EQUIPMENT                                      1,304,040                   --            1,020,994             283,046

SECURITY DEPOSITS                                              32,710                   --               32,710                  --
                                                          -----------          -----------          -----------         -----------

                                                          $ 6,256,798          $(1,993,050)         $ 7,386,794         $   863,054
                                                          ===========          ===========          ===========         ===========

             LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES:
   Accounts payable                                       $ 2,940,310          $(1,993,050)         $ 2,940,310         $ 1,993,050
   Accrued expenses and other current liabilities             353,561                   --              353,561                  --
   Line of credit payable                                     246,135                   --              246,135                  --
   Current portion of long-term debt                           23,171                   --               23,171                  --
   Current portion of capital lease obligations                27,720                   --               27,720                  --
   Loans payable - members                                  1,692,694                   --            1,606,256              86,438
                                                          -----------          -----------          -----------         -----------
          Total current liabilities                         5,283,591           (1,993,050)           5,197,153           2,079,488

LONG-TERM DEBT, LESS CURRENT PORTION                          106,337                   --              106,337                  --

CAPITAL LEASE OBLIGATIONS, LESS CURRENT PORTION               123,838                   --              123,838                  --

COMMITMENTS AND CONTINGENCIES

MEMBERS' EQUITY (DEFICIT)                                     743,032                   --            1,959,466          (1,216,434)
                                                          -----------          -----------          -----------         -----------

                                                          $ 6,256,798          $(1,993,050)         $ 7,386,794         $   863,054
                                                          ===========          ===========          ===========         ===========




              The accompanying notes are an integral part of these
                       consolidated financial statements.

                     KIRK PHARMACEUTICALS, LLC AND AFFILIATE

      CONSOLIDATING STATEMENTS OF OPERATIONS AND MEMBERS' EQUITY (DEFICIT)

                        TEN MONTHS ENDED OCTOBER 31, 2005


                                                                                                    KIRK
                                                       CONSOLIDATED         ELIMINATIONS    PHARMACEUTICALS, LLC    ANDAPHARM, LLC
                                                   -------------------- ------------------- -------------------- -------------------

NET SALES                                              $ 11,092,871         $         --        $ 11,092,871         $         --

COST OF GOODS SOLD                                        8,333,226                   --           8,333,226                   --
                                                       ------------         ------------        ------------         ------------

GROSS PROFIT                                              2,759,645                   --           2,759,645                   --
                                                       ------------         ------------        ------------         ------------

OPERATING EXPENSES:
   Selling                                                  315,182                   --             283,739               31,443
   General and administrative                             1,535,075                   --           1,063,979              471,096
   Research and development                               1,181,804                   --             778,627              403,177
                                                       ------------         ------------        ------------         ------------
                                                          3,032,061                   --           2,126,345              905,716
                                                       ------------         ------------        ------------         ------------

INCOME (LOSS) FROM  OPERATIONS                             (272,416)                  --             633,300             (905,716)
                                                       ------------         ------------        ------------         ------------

OTHER INCOME (EXPENSES):
   Interest income                                           87,206                   --              87,206                   --
   Intrerest expense                                       (181,609)                  --             (77,163)            (104,446)
   Loss on sale of fixed assets                                (120)                  --                (120)                  --
                                                       ------------         ------------        ------------         ------------
                                                            (94,523)                  --               9,923             (104,446)
                                                       ------------         ------------        ------------         ------------

NET INCOME (LOSS)                                          (366,939)                  --             643,223           (1,010,162)

MEMBERS' EQUITY (DEFICIT) - beginning of period           1,314,592                   --           1,471,333             (156,741)

DISTRIBUTIONS TO MEMBERS                                   (204,621)                  --            (155,090)             (49,531)

                                                       ------------         ------------        ------------         ------------
MEMBERS' EQUITY (DEFICIT) - end of period              $    743,032         $         --        $  1,959,466         $ (1,216,434)
                                                       ============         ============        ============         ============




              The accompanying notes are an integral part of these
                       consolidated financial statements.

                     KIRK PHARMACEUTICALS, LLC AND AFFILIATE

                            SUPPLEMENTARY INFORMATION

                       CONSOLIDATING SUPPORTING SCHEDULES

                        TEN MONTHS ENDED OCTOBER 31, 2005


                                                                   KIRK
COST OF GOODS SOLD                         CONSOLIDATED    PHARMACEUTICALS, LLC    ANDAPHARM, LLC
                                       ------------------- -------------------- --------------------

   Beginning inventory                     $  1,608,816        $  1,608,816         $         --
                                           ------------        ------------         ------------

   Manufacturing costs:
      Purchases                               5,734,134           5,419,311              314,823
      Direct labor                            1,043,540             979,284               64,256
      Manufacturing overhead                  2,948,060           2,749,788              198,272
                                           ------------        ------------         ------------
                                              9,725,734           9,148,383              577,351
                                           ------------        ------------         ------------

   COST OF GOODS AVAILABLE FOR SALE          11,334,550          10,757,199              577,351

   Less: Ending inventory                     3,001,324           2,423,973              577,351
                                           ------------        ------------         ------------

   COST OF GOODS SOLD                      $  8,333,226        $  8,333,226         $         --
                                           ============        ============         ============


MANUFACTURING OVERHEAD

   Salaries                                $    626,028        $    587,480         $     38,548
   Factory supplies                              98,347              83,697               14,650
   Lab testing supplies                         123,340              94,092               29,248
   Outsourced manufacturing                     637,407             637,407                   --
   Freight                                      194,400             194,400                   --
   Printed materials                            450,931             450,931                   --
   Packaging supplies                            96,418              96,418                   --
   Rent                                         282,261             260,511               21,750
   Insurance                                    116,570             116,570                   --
   Depreciation and amortization                119,079             105,971               13,108
   Repairs and maintenance                       67,014              (3,951)              70,965
   Utilities                                     63,589              62,040                1,549
   Uniforms                                      24,558              21,701                2,857
   Waste                                         48,118              42,521                5,597
                                           ------------        ------------         ------------

                                           $  2,948,060        $  2,749,788         $    198,272
                                           ============        ============         ============




         See independent auditors' report on supplementary information.

                     KIRK PHARMACEUTICALS, LLC AND AFFILIATE

                            SUPPLEMENTARY INFORMATION

                       CONSOLIDATING SUPPORTING SCHEDULES

                        TEN MONTHS ENDED OCTOBER 31, 2005


                                                                      KIRK
                                             CONSOLIDATED     PHARMACEUTICALS, LLC    ANDAPHARM, LLC
                                         -------------------- -------------------- --------------------

SELLING EXPENSES

   Salaries                                   $   57,229           $   57,229           $       --
   Sales commissions                              47,281               47,281                   --
   Travel                                         64,486               45,140               19,346
   Meals and entertainment                        25,994               20,985                5,009
   Automobiles                                     8,318                8,318                   --
   Postage and delivery                           59,186               53,267                5,919
   Promotions and trade shows                     19,232               19,232                   --
   Gift expense                                   20,168               20,168                   --
   Advertising                                    13,288               12,119                1,169
                                              ----------           ----------           ----------

                                              $  315,182           $  283,739           $   31,443
                                              ==========           ==========           ==========

GENERAL AND ADMINISTRATIVE EXPENSES

   Salaries                                   $  748,217           $  501,311           $  246,906
   Payroll services                                6,517                5,865                  652
   Rent                                           57,305               24,681               32,624
   Lease expenses                                 11,616                3,587                8,029
   Utilities                                      17,648                7,719                9,929
   Insurance                                      85,105               35,544               49,561
   Alarm services                                 11,134                9,668                1,466
   Office expenses                               133,827               90,242               43,585
   Telephone                                      45,661               38,818                6,843
   Legal fees                                     47,906               47,906                   --
   Accounting fees                               116,579              116,579                   --
   Consulting fees                                58,434                2,442               55,992
   Provision for doubtful accounts                 5,904                5,904                   --
   Information technology                          7,858                6,948                  910
   Depreciation and amortization                  15,357               13,897                1,460
   Charitable donations                            2,000                2,000                   --
   Miscellaneous                                  19,326               11,034                8,292
   Finance charges                                 4,107                3,991                  116
   Credit card fees                               63,301               63,301                   --
   Office supplies                                39,866               36,433                3,433
   Dues and subscriptions                         22,468               22,468                   --
   Licenses and registration                       4,115                3,247                  868
   Employee screening/training                     6,291                5,861                  430
   Temporary help                                  4,533                4,533                   --
                                              ----------           ----------           ----------

                                              $1,535,075           $1,063,979           $  471,096
                                              ==========           ==========           ==========




         See independent auditors' report on supplementary information.

                     KIRK PHARMACEUTICALS, LLC AND AFFILIATE

                            SUPPLEMENTARY INFORMATION

                       CONSOLIDATING SUPPORTING SCHEDULES

                        TEN MONTHS ENDED OCTOBER 31, 2005



                                                                 KIRK
EBITDA                                 CONSOLIDATED      PHARMACEUTICALS, LLC     ANDAPHARM, LLC
                                   --------------------  --------------------  --------------------

Net income (loss)                      $  (366,939)          $   643,223           $(1,010,162)
Interest expense                           181,609                77,163               104,446
Interest income                            (87,206)              (87,206)                   --
Provision for income taxes                      --                    --                    --
Depreciation and amortization              153,536               138,968                14,568
                                       -----------           -----------           -----------
                                       $  (119,000)          $   772,148           $  (891,148)
                                       ===========           ===========           ===========




         See independent auditors' report on supplementary information.